INCOME TAXES	12 Months Ended
Jan. 03, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXESPrior to Spin-off, the Company’s income tax expense and deferred tax balances have been calculated on a separate return basis as if the Company filed its own tax returns, although its operations have been included in SunPower’s U.S. federal, state and non-U.S. tax returns. The separate return method applies the accounting guidance for income taxes to the standalone financial statements as if the Company were a separate taxpayer and a standalone enterprise for the period presented.
(Provision for) Benefit from Income Taxes
The components of current and deferred income tax expense reflected in the Consolidated and Combined Statements of Operations are as follows:

	Fiscal Year
(In thousands)	2020	2019	2018
(Provision for) Benefit from income taxes:
Current tax expense	$(12,644)	$(9,305)	$(5,434)
Deferred tax benefit (expense)	517	(817)	6,484
(Provision for) Benefit from income taxes	$(12,127)	$(10,122)	$1,050
The (provision for) benefit from income taxes differs from the amounts obtained by applying the statutory Singapore tax rate of 17% (2019 and 2018: U.S. statutory tax rate of 21%) to income before taxes as shown below:

	Fiscal Year
(In thousands)	2020	2019	2018
Statutory rate	17%	21%	21%
Tax benefit at statutory rate	$21,367	$33,819	$126,459
Foreign tax rate differential	(19,356)	1,116	(21,914)
Foreign income inclusion in the U.S.	—	(4,366)	(48,998)
Change in valuation allowance	(10,431)	(38,627)	(56,553)
Unrecognized tax (expense) benefits	(3,896)	(2,424)	1,187
Other	189	360	869
(Provision for) Benefit from income taxes	$(12,127)	$(10,122)	$1,050
Tax incentives include a 5% preferential tax rate on gross income attributable to activities covered by Philippines Economic Zone Authority registrations in the Philippines. The Philippine net income attributable to all other activities will be taxed at the statutory Philippines corporate income tax rate, currently 30%. The earlier income tax holiday in the Philippines, granted for manufacturing lines, has since ended on January 1, 2020.
Maxeon Malaysia enjoys a tax holiday in Malaysia where we manufacture our solar power products, subject to certain terms and conditions imposed by the Malaysia Investment Development Authority. The current tax holiday in Malaysia was granted to our former joint venture AUOSP (now a wholly owned subsidiary). It reduces the tax rate from 24% to 0% (through June 2021 when the incentive would be subjected to review).
In 2020, Maxeon Singapore received a Development and Expansion Incentive - International Headquarters Award (“DEI-IHQ”) from the Singapore Economic Development Board (“EDB”). The incentive will take effect subsequent to fiscal year 2020 and will allow qualifying activities to be taxed at a concessionary tax rate, subject to certain terms and conditions imposed by EDB. All other non-qualifying income will be taxed at the statutory Singapore corporate income tax rate of 17%.
As part of the 2019 Federal Act and Tax Reform and AHV Financing in Switzerland, privileged corporate tax regimes on auxiliary companies in Switzerland will no longer be applicable from January 1, 2020 onwards. Hence, any prior preferential tax rate enjoyed on the auxiliary company status in Switzerland, where we sell our solar power products, was no longer valid. Starting January 1, 2020, our Swiss subsidiary is taxed at an effective tax rate of 14%.
Deferred Tax Assets and Liabilities
Long-term deferred tax assets and liabilities are presented in the Consolidated and Combined Balance Sheets as follows:

	As of
(In thousands)	January 3, 2021	December 29, 2019
Deferred tax assets:
Net operating loss carryforward(1)	$19,659	$142,052
Reserves and accruals	7,766	21,272
Fixed assets	40	1,684
Stock-based compensation—stock deductions	—	3,429
Total deferred tax assets	27,465	168,437
Valuation allowance(1)	(16,795)	(152,654)
Total deferred tax assets, net of valuation allowance	10,670	15,783
Deferred tax liabilities:
Intangible assets and accruals	(1,050)	(7,193)
Total deferred tax liabilities	(1,050)	(7,193)
Net deferred tax assets	$9,620	$8,590

(1)The federal and California state net operating losses from fiscal year 2019 will not be available to be carried forward because the U.S. corporation that generated them is no longer part of the Maxeon group and a valuation allowance was recorded in fiscal year 2019.
The Company’s deferred tax assets primarily relate to timing differences and net operating losses in Singapore, France, Malta, South Africa, Spain and Italy. The foreign net operating losses can be carried forward indefinitely and are available for offset against future tax liabilities.
Valuation Allowance
Valuation allowance is related to deferred tax assets in Singapore, Malta, South Africa and Spain and was determined by assessing both positive and negative evidence. In determining whether it is more likely than not that deferred tax assets are recoverable, the assessment is required to be done on a jurisdiction by jurisdiction basis; we believe that sufficient uncertainty exists with regard to the realizability of these assets such that a valuation allowance is necessary. Factors considered in providing a valuation allowance include the lack of a significant history of consistent profits, the lack of consistent profitability in the solar industry, the limited capacity of carrybacks to realize these assets, and other factors. Based on the absence of sufficient positive objective evidence, we are unable to assert that it is more likely than not that we will generate sufficient taxable income to realize net deferred tax assets. Should we achieve a certain level of profitability in the future, we may be able to reverse the valuation allowance which would result in a non-cash income statement benefit. The decrease in consolidated valuation allowance during fiscal year 2020 was $135.9 million. This is because the U.S. corporation that gave rise to the valuation allowance in fiscal year 2019 is no longer part of the Maxeon group. This was offset by an increase in other foreign valuation allowance during fiscal year 2020 of $10.4 million.
Unrecognized Tax Benefits
Current accounting guidance contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement.
A reconciliation of the beginning and ending amounts of unrecognized tax benefits during fiscal years 2020 and 2019 is as follows:

	Fiscal Year Ended
(In thousands)	January 3, 2021	December 29, 2019
Balance at beginning of period	$33,502	$32,119
Additions for tax positions related to the current year	10,839	2,380
Reductions for tax positions from prior years/statute of limitations expirations	(5,301)	(388)
Foreign exchange loss (gain)	466	(609)
Balance at end of the period	$39,506	$33,502
The unrecognized tax benefits for fiscal years 2020 and 2019 are $39.5 million and $33.0 million, respectively, that if recognized, would impact our effective tax rate. Certain components of the unrecognized tax benefits are recorded against deferred tax asset balances.
We believe that events that could occur in the next 12 months and cause a change in unrecognized tax benefits include, but are not limited to, the following:
•commencement, continuation or completion of examinations of our tax returns by foreign taxing authorities; and
•expiration of statutes of limitation on our tax returns.
The calculation of unrecognized tax benefits involves dealing with uncertainties in the application of complex global tax regulations. Uncertainties include, but are not limited to, the impact of legislative, regulatory and judicial developments, transfer pricing and the application of withholding taxes. We regularly assess our tax positions in light of legislative, bilateral tax treaty, regulatory and judicial developments in the countries in which we do business. We determined that an estimate of the range of reasonably possible change in the amounts of unrecognized tax benefits within the next 12 months cannot be made.
Classification of Interests and Penalties
We accrue interest and penalties on tax contingencies which are classified as “Provision for income taxes” in our Consolidated and Combined Statements of Operations. Accrued interest as of January 3, 2021 and December 29, 2019 was $0.6 million and $0.9 million, respectively. Accrued penalties were $0.8 million as of January 3, 2021 and nil as of December 29, 2019.
Tax Years and Examination
Tax returns are filed in each jurisdiction in which we are registered to do business. In many countries in which we file tax returns, a statute of limitations period exists. After the statute of limitations period expires, the respective tax authorities may no longer assess additional income tax for the expired period. Similarly, we are no longer eligible to file claims for refund for any tax that we may have overpaid. The following table summarizes our major tax jurisdictions and the tax years that remain subject to examination by these jurisdictions as of January 3, 2021:

Tax Jurisdictions	Tax Years
Switzerland	2015 and onward
Philippines	2010 and onward
Malaysia	2013 and onward
France	2017 and onward
Italy	2016 and onward
We are under tax examinations in Malaysia, Philippines, France, Italy. We do not expect the examinations to result in a material assessment outside of existing reserves. If a material assessment in excess of current reserves results, the amount that the assessment exceeds current reserves will be a current period charge to earnings.